Long-term loan	12 Months Ended
Dec. 31, 2020
Long-term loan [Abstract]
Long-term loan	Long-term loan
In September 2020, Vedanta entered into a $15.0 million loan and security agreement with Oxford Finance LLC. The loan is secured by Vedanta's assets, including equipment, inventory and intellectual property. The loan bears a floating interest rate of 7.7 percent plus the greater of (i) 30 day U.S. Dollar LIBOR reported in the Wall Street Journal or (ii) 0.17 percent. The loan matures September 2025 and requires interest only payments for the initial 24 months. The loan also carries a Final fee upon full repayment of 7.0 percent of the original principal or $1.1 million. For loan consideration, Vedanta also issued Oxford Finance LLC 12,886 Series C-2 preferred share warrants with an exercise price of $23.28 per share, expiring September 2030. The outstanding loan balance totaled approximately $14.8 million as of December 31, 2020.
The following table summarizes long-term loan obligations as at December 31, 2020 and 2019:

	Long-term loan
	2020 $000s	2019 $000s

Balance at January 1,	—	—
Net loan proceeds	14,720	—
Accrued interest	496	—
Interest paid	(296)	—
Reclassification of accrued interest to other current liabilities	(102)	—
Balance at December 31,	14,818	—
The following table summarizes Vedanta's principal payments for the long-term loan as of December 31, 2020:

Balance Type	2021	2022	2023	2024	2025	Total
Principal	—	1,491	4,721	5,112	3,676	15,000
Unamortized loan discount and issuance costs	—	—	—	—	—	(182)
Total	—	1,491	4,721	5,112	3,676	14,818